UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005

Commission File Number 333-112528

Vought Aircraft Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2884072 (I.R.S. Employer Identification Number)

9314 West Jefferson Boulevard M/S 2-01
Dallas, Texas 75211
(972) 946-2011
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On May 17, 2005, Mr. Cletus Glasener (“Mr. Glasener”), Vice President, Controller and Treasurer of Vought Aircraft Industries, Inc. (“the Company”), advised the Company of his intention to resign from the Company in order to pursue other business opportunities. Mr. Glasener has served as the Company’s Principal Accounting Officer. Effective May 20, 2005, Mr. Lloyd R. Sorenson, the Company’s Executive Vice President and Chief Financial Officer, will assume the functions of Controller and Treasurer of the Company, and will serve as the Company’s Principal Accounting Officer, pending the selection of Mr. Glasener’s replacement.

SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOUGHT AIRCRAFT INDUSTRIES, INC.
Date: May 20, 2005	/s/ Lloyd R. Sorenson
Lloyd R. Sorenson
Executive Vice President and Chief Financial Officer